UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22949

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2020

DATE OF REPORTING PERIOD: November 1, 2019 through April 30, 2020

TIMELY INFORMATION INSIDE

Dynamic Convertible and Income Fund (CCD)

SEMIANNUAL REPORT APRIL 30, 2020

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1670 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder,

Welcome to your semiannual report for the six-month period ended April 30, 2020. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Finding Stable Income in a Low-Yield, High-Volatility World

For many, this appears a tall order. Traditional bond funds and passive strategies such as ETFs are likely to face headwinds in a volatile, low-rate environment. However, I believe Calamos closed-end funds are well positioned to address the search for stable income in a low yield, high volatility world. The funds are differentiated by their dynamic allocation and multi-asset class approaches, which offer considerable potential benefits for investors seeking income and capital appreciation. What’s more, our funds are actively managed and can adjust to the changing risks and opportunities in the market.

During the period, the Fund provided a compelling monthly distribution of $0.1670 per share. We believe the Fund’s current annualized distribution rate, which was 11.38%* on a market price basis as of April 30, 2020, was very competitive, given the low interest rates in many segments of the bond market.

We understand that many closed-end fund investors seek steady, predictable distributions. Therefore, the Fund has a managed distribution policy, whereby we aim to keep distributions consistent from month to month, and at a level we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/20 distribution was $0.1670 per share. Based on our current estimates, we anticipate that approximately $0.1670 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Market Review

The semiannual period brought unprecedented uncertainty to the global economy and markets. Global efforts to contain the COVID-19 pandemic resulted in severe and rapid declines in economic activity and global financial markets. The turmoil in the markets reached its height in March, with the S&P 500 falling more than 30% over just a few weeks. As investors sought safe havens and central banks lowered short-term rates, yields plummeted and the U.S. 10-year Treasury yield reached a record low. Meanwhile, oil prices slumped on the back of weak demand and geopolitics. By the end of the reporting period, market conditions had stabilized to a large extent, however. Significant market rebounds occurred during the final weeks of the period as investor sentiment improved in the wake of fiscal and monetary policy efforts.

For the semiannual period overall, equities came under the most pressure, particularly emerging market equities. Convertible securities demonstrated relative resilience, with the U.S. market posting a modest advance and the global market falling slightly. In the bond market, U.S. investment grade and short-term U.S. markets gained, benefiting from a flight to perceived safety.1

Outlook

We are confident that both the economy and markets will recover, although we cannot predict the exact timeline. Although we are in the midst of sweeping uncertainties and discouraging headlines, it is important to remember that the economy and markets have navigated many crises that seemed insurmountable at the time.

Countries around the world have responded to the pandemic with unprecedented global monetary and fiscal policy responses. In the U.S., the Federal Reserve and federal government have acted swiftly, increasing the likelihood for a relatively faster economic recovery. U.S. consumer balance sheets are in better shape than they were in 2008, while credit markets and the banking system are operating in an orderly fashion.

From an investment perspective, the economy and markets are unlikely to recover at the same pace. Markets are typically forward looking and have often turned the corner not when problems were solved but when things looked “less bad.” We’ve already seen the stock market gain ground back from March lows, and we believe better market conditions can continue, even before the pandemic is resolved and the economy is fully up and running again.

Even though market conditions have improved since late March, we expect volatility to remain very high, due to the pandemic, economic shocks and U.S. elections. This environment will favor active management and security selection. As conditions change, we may see significant shifts in market leadership. We believe that our investment teams will be able to navigate these crosscurrents, drawing on our long-term perspective, risk-management experience and deep research capabilities.

Letter to Shareholders

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   3

Throughout my 50-year investing career, I have maintained that there is opportunity in every market environment. I believe this holds true. During this recent correction, many securities were sold off more severely than we believe their fundamentals warranted. Our teams sought to take advantage of these dislocations to build positions in companies, sectors and investment themes that provide attractive compensation for their potential risks. Additionally, our teams are finding many opportunities in newly issued securities. For example, as companies seek capital, high yield bonds and convertible securities are coming to market with very attractive terms.

Asset Allocation Considerations—Stay Invested and Utilize Calamos Closed-End Funds

As the global health crisis of COVID-19 has upended the global economy, many investors are understandably worried about their asset allocations. In these fast moving markets, making panicked moves or trying to time the markets is very dangerous. Markets can rise as unpredictably as they fall, but it’s impossible to predict these changes with certainty. Investors who make sudden shifts when markets are falling may find that they’ve capture the downside, only to miss the upside.

For decades, Calamos Investments has been dedicated to helping investors pursue their financial goals, including through uncertain environments. Now more than ever during this crisis, we believe the case is strong for staying invested and utilizing Calamos closed-end funds.

Calamos closed-end funds have the flexibility to invest in a wide array of securities with income and appreciation potential. These include stocks, convertible securities, high yield bonds and preferred securities. These asset classes have been less dependent on interest rates to source income. Additionally, certain Calamos closed-end funds employ alternative strategies (such as long/short equity and options writing) to source income and total returns.

Calamos closed-end funds are designed to meet the needs of long-term investors. We understand the importance that clients place on risk management, and we continually seek out ways to enhance the risk/reward characteristics of the funds. For example, the Fund’s active management of convertible securities, which combine the characteristics of stocks and traditional fixed income securities, provided the opportunity for upside participation with equity risk mitigation on the downside in March.

Calamos closed-end funds help investors stay invested for the long-term—and avoid the dangerous temptation to time the markets. Far too often, investors who make lots of short-term moves get whipsawed—they sell at the lows and miss the rebounds. This short-term mindset can have a very detrimental impact on returns.

Of course we strongly encourage you to seek out your investment professional, who can help address financial goals and risk considerations, as well as decide which Calamos closed-end funds are most appropriate for your income needs. Or visit us at www.calamos.com to learn more.

Letter to Shareholders

4   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Conclusion

I founded Calamos Investments more than 40 years ago, during the difficult financial markets of the 1970s. Throughout the years, the economic and investment landscape have changed dramatically against a backdrop of technological advancements and globalization. However, our vision has remained constant. We are dedicated to providing innovative investment approaches that help investors achieve their financial goals, including through uncertain times.

As always, we thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and should not be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned -7.43% for the six-month period ending April 30, 2020. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned -3.16%. The MSCI Emerging Market Index is a measure of emerging market equity performance. For the six-month period, the index returned -10.39%.

The ICE BofA All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.50% for the six-month period. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned -0.52% for six-month period.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2020, the index returned 4.86%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned -6.60% for the six-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.58% for the six-month period.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   5

Enhanced Fixed Income and Total Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Investment Team Discussion

6   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/20

Common Shares – Inception 3/27/15
	6 Months	1 Year	Since Inception**
On Market Price	-9.96%	-5.58%	3.12%
On NAV	0.92%	3.44%	5.69%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	28.9%
Consumer Discretionary	17.7
Health Care	16.3
Communication Services	10.5
Financials	7.7
Industrials	7.3
Utilities	5.3
Energy	2.7
Consumer Staples	1.0
Real Estate	0.7
Materials	0.6
Other	0.1
Airlines	0.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

DYNAMIC CONVERTIBLE AND
INCOME FUND (CCD)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis from a diversified portfolio of convertible and high yield securities. The allocation to each asset class is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long term to generate capital gains as well as income. The dynamic allocation of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles.

The Fund provides an alternative to investing exclusively in investment-grade fixed income instruments. It seeks to be less sensitive to interest rates while providing equity exposure with convertibles. Like all seven Calamos closed-end funds, it seeks to provide a steady distribution paid out on a monthly basis by investing in multiple asset classes.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund increased 0.92% on a net asset value (NAV) basis and decreased -9.96% on a market price basis for the six-month period ended April 30, 2020, versus a gain of 1.44% for the ICE BofA All U.S. Convertibles Index over the same period.

At the end of the reporting period, the Fund’s shares traded at a -7.61% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs, as shareholders often times source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best-utilized long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and market value return.

Investment Team Discussion

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the reporting period.

Within the Fund, we employ a managed distribution policy with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1670 per share, resulting in a current annualized distribution rate of 11.38% of market price as of April 30, 2020.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2020, the dividend yield of S&P 500 Index stocks averaged approximately 2.16%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 0.64% and 1.28%, respectively.

What factors influenced performance over the reporting period?

The outbreak of COVID-19 has had a devastating impact on financial markets and global economies. Oil prices plummeted late in the first quarter, and stunned investors looked on as three-years of equity market gains evaporated in a matter of days. Fear of widespread liquidity issues took spreads on the broad high yield market out to 1100 basis points. As people everywhere braced for an uncertain and challenging global economy, world governing bodies and central banks stepped in to provide support. The Federal Reserve lowered its fed funds target by 150 basis points to 0%–0.25% and ramped up quantitative easing activities, while the U.S. Congress provided fiscal stimulus, passing the CARE package. In spite of COVID-19, convertible issuance was brisk, and we expect this pace to continue through the remainder of 2020.

The Fund has the ability to invest in a range of strategies including convertible securities, high yield, U.S. equities, and covered call writing. This enables the Fund to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we can attempt to mitigate COVID-19 market risk by adjusting our exposures across these multiple strategies. This flexibility will be helpful as we seek to reduce risk in vulnerable areas of the financial markets, and as we take advantage of opportunities around the globe in the midst of economic recovery.

ASSET ALLOCATION AS OF 4/30/20

Investment Team Discussion

8   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

In spite of the precipitous financial market declines in February and March, the convertible bond market, as measured by the ICE BofA All U.S. Convertibles Index, was able to eke out a return of 1.44% during the period. Issuance was strong, which presented us with a broad selection of investment opportunities.

In terms of economic sectors, our selection and overweight in the consumer discretionary sector (hotels, resorts & cruise lines) was helpful relative to the ICE BofA All U.S. Convertibles Index. Our selection in communication services (alternative carriers) was also additive.

Our overweight in energy (oil & gas equipment & services) was detrimental to performance. In addition, our slight underweight and selection in health care (biotechnology) was a hindrance.

How is the Fund positioned?

Our highest allocation of rated securities is currently in the BBB (investment-grade) credit tier, as we believe this exposure will offer investors a better risk/reward dynamic while continuing to provide regular income. Less than 2% of our holdings are in CCC rated and below credits. From an economic sector perspective, our heaviest weights reside in the information technology, health care and consumer discretionary sectors. We believe that these sectors should perform well as the market begins to re-engage growth, the U.S. consumer has more opportunities to access goods as the economy begins to reopen, and more opportunities arise in health care in the wake of the global pandemic. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from an improving equity market, and manage overall portfolio risk. As of period end, 81% of the portfolio was invested in convertible securities.

The average credit quality of the portfolio is approximately BB+, which is higher than that of the ICE BofA All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. However, we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable for our investors.

We have been using the recent market volatility to actively rebalance the portfolio with a combination of both cyclical and secular opportunities, primarily in technology, health care and select consumer sectors. We deployed proceeds to purchase convertibles that we expect will provide stronger risk/reward characteristics.

In addition, where the risk/reward is compelling, we are investing in global businesses with the ability to tap into the best opportunities around the world and diversify their revenue streams. Overall, we believe our companies are performing well fundamentally, earning attractive cash flow margins, and improving their credit profiles by using debt reasonably to fund their operations both during and post COVID-19.

Given interest rate levels, we believe this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate during the financial markets recovery phase. As of April 30, 2020, our amount of leveraged assets was approximately 33%.

Our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

Investment Team Discussion

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   9

Our belief has always been that the flipside of volatility is opportunity, and the recent market drawdown has provided significant opportunities moving forward. Amid the market retreat, we sought to take advantage of convertibles trading at discounts, focusing on issues poised to capture significant equity upside while also providing downside risk mitigation. As equity prices declined, we were also able to revisit several names that we previously sold or trimmed because they had become overly equity sensitive

We are emphasizing investments in companies with solid cash-flow generation, solid balance sheets, and strong and proven management teams. We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the U.S. and global economies. Accordingly, our investment focus will keep that catalyst top of mind. We believe our active, risk-managed investment approach positions us to harness the volatility and take advantage of opportunities in global equities and convertible securities.

What are your closing thoughts for Fund shareholders?

Given our outlook for eventual recovery from the market lows of March, the Fund’s ability to invest in a myriad of securities that offer exposure to multiple sectors and global regions will be paramount as we seek to both mitigate risk and optimize opportunities for our shareholders

We believe Fed actions and government fiscal policies will be extremely accommodative to economic recovery going forward. We are hopeful that we will begin to see a normalization of social activities later this year, which will serve as a positive catalyst to economic revitalization. That said, ongoing risk assessment of our actively managed portfolio is imperative to optimizing returns during times of continued market volatility.

The convertible market has a relatively heavy concentration in the growth areas of the market that we favor—particularly in the technology and health care sectors. At the same time, the convertible market does not have significant exposure to the most challenged areas of the market (for example, brick-and-mortar retail, energy, airlines, hotels and rental cars). Given the little-understood long-term impact of COVID-19 and the upcoming U.S. presidential election, we expect uncertainty will dog the market, but believe that our focus on continually seeking to improve the overall risk/reward of the portfolio will serve investors well during the potentially challenging and volatile days ahead.

Schedule of Investments April 30, 2020 (Unaudited)

10 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (18.7%)
Airlines (0.0%)
128,357	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$111,039

Communication Services (3.0%)
455,000	Altice France, SA* 7.375%, 05/01/26	476,426
350,000	Arrow Bidco, LLC* 9.500%, 03/15/24	193,849
275,000	Ashtead Capital, Inc.µ* 4.000%, 05/01/28	263,104
	CenturyLink, Inc.*
320,000	4.000%, 02/15/27µ	313,747
145,000	5.125%, 12/15/26	139,028
485,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	491,703
210,000	Consolidated Communications, Inc. 6.500%, 10/01/22	190,861
	CSC Holdings, LLC*
980,000	5.500%, 04/15/27µ	1,021,523
600,000	5.750%, 01/15/30	625,116
400,000	5.500%, 05/15/26µ	416,300
361,000	Cumulus Media New Holdings, Inc.* 6.750%, 07/01/26	294,937
206,000	Diamond Sports Group, LLC / Diamond Sports Finance Companyµ* 5.375%, 08/15/26	157,155
1,602,000	Embarq Corp.µ 7.995%, 06/01/36	1,676,405
	Entercom Media Corp.*
395,000	6.500%, 05/01/27	290,931
234,000	7.250%, 11/01/24	147,847
	Frontier Communications Corp.@
670,000	7.625%, 04/15/24	190,799
425,000	11.000%, 09/15/25	133,235
350,000	10.500%, 09/15/22	108,077
205,000	8.500%, 04/01/26*	189,762
140,000	8.000%, 04/01/27*	143,093
100,000	7.125%, 01/15/23	27,208
69,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 5.250%, 12/01/27	70,979
215,000	Gray Television, Inc.* 7.000%, 05/15/27	216,886
	Hughes Satellite Systems Corp.
180,000	6.625%, 08/01/26	192,877
80,000	5.250%, 08/01/26µ	84,488
115,000	iHeartCommunications, Inc. 8.375%, 05/01/27	96,185
	Intelsat Jackson Holdings, SA
490,000	9.750%, 07/15/25*	284,555
255,000	8.000%, 02/15/24*	261,005
135,000	5.500%, 08/01/23	73,743

PRINCIPAL AMOUNT		VALUE
200,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	$210,480
	Netflix, Inc.
200,000	4.875%, 06/15/30µ*	214,719
130,000	4.875%, 04/15/28	138,614
482,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	411,442
	Sirius XM Radio, Inc.µ*
345,000	5.500%, 07/01/29	364,700
345,000	4.625%, 07/15/24	352,664
	Sprint Corp.
780,000	7.125%, 06/15/24	876,626
670,000	7.875%, 09/15/23	754,393
350,000	7.625%, 03/01/26	414,719
210,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	218,694
	Telesat Canada / Telesat, LLC*
224,000	4.875%, 06/01/27µ	218,679
130,000	6.500%, 10/15/27	123,283
645,000	United States Cellular Corp.µ 6.700%, 12/15/33	681,517
	Windstream Services, LLC / Windstream Finance Corp.@
112,000	7.750%, 10/01/21	3,807
43,000	10.500%, 06/30/24*	2,479
		13,758,640

Consumer Discretionary (3.0%)
126,000	Asbury Automotive Group, Inc.* 4.500%, 03/01/28	105,841
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
204,000	6.625%, 01/15/28	167,947
163,000	9.875%, 04/01/27	157,432
330,000	Beverages & More, Inc.* 11.500%, 06/15/22	182,985
355,000	Boyd Gaming Corp. 6.000%, 08/15/26	321,578
430,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	338,717
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
725,000	5.125%, 05/01/27	757,625
340,000	5.750%, 02/15/26	355,042
130,000	5.000%, 02/01/28	134,225
207,000	Cedar Fair, LP* 5.250%, 07/15/29	178,205
	Century Communities, Inc.
345,000	6.750%, 06/01/27	303,034
315,000	5.875%, 07/15/25	291,411
575,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	536,268
358,000	DISH DBS Corp. 7.750%, 07/01/26	353,208

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
630,000	Eldorado Resorts, Inc.~ 6.000%, 04/01/25	$607,241
	ESH Hospitality, Inc.*
220,000	5.250%, 05/01/25	207,091
138,000	4.625%, 10/01/27µ	125,085
	Expedia Group, Inc.*
160,000	7.000%, 05/01/25	163,730
103,000	6.250%, 05/01/25	105,056
	Ford Motor Companyµ
165,000	8.500%, 04/21/23	163,654
65,000	9.625%, 04/22/30	63,992
65,000	9.000%, 04/22/25	63,364
	Ford Motor Credit Company, LLCµ
350,000	4.063%, 11/01/24	307,169
320,000	3.664%, 09/08/24	277,800
315,000	4.134%, 08/04/25	272,642
65,000	Gap, Inc.* 8.375%, 05/15/23	68,108
350,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	344,340
550,000	goeasy, Ltd.µ* 5.375%, 12/01/24	492,838
510,000	Guitar Center, Inc.* 9.500%, 10/15/21	357,533
69,000	Installed Building Products, Inc.* 5.750%, 02/01/28	66,378
345,000	International Game Technology, PLCµ* 6.250%, 01/15/27	335,512
396,000	L Brands, Inc. 6.875%, 11/01/35	294,232
325,000	Lennar Corp.µ 5.250%, 06/01/26	337,758
	M/I Homes, Inc.
350,000	5.625%, 08/01/25	322,952
205,000	4.950%, 02/01/28*	180,595
355,000	Macy’s, Inc. 3.875%, 01/15/22	295,813
	Mattel, Inc.*
350,000	5.875%, 12/15/27	342,575
320,000	6.750%, 12/31/25	325,576
325,000	Mclaren Finance, PLC* 5.750%, 08/01/22	216,512
400,000	Meritage Homes Corp.µ 6.000%, 06/01/25	412,080
67,000	MGM Resorts International 6.750%, 05/01/25	65,507
68,000	Michaels Stores, Inc.* 8.000%, 07/15/27	47,513
257,000	Newell Brands, Inc.µ 4.700%, 04/01/26	260,553
31,000	Nordstrom, Inc.µ* 8.750%, 05/15/25	33,230

PRINCIPAL AMOUNT		VALUE
	Penske Automotive Group, Inc.
335,000	5.500%, 05/15/26	$311,331
155,000	5.375%, 12/01/24	144,612
984,000	Rite Aid Corp.* 6.125%, 04/01/23	901,300
205,000	Salem Media Group, Inc.* 6.750%, 06/01/24	165,216
345,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	305,294
207,000	Taylor Morrison Communities, Inc.µ* 5.750%, 01/15/28	187,878
345,000	Twin River Worldwide Holdings, Inc.* 6.750%, 06/01/27	275,224
120,679	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	96,946
66,000	Vail Resorts, Inc.* 6.250%, 05/15/25	68,179
275,000	VOC Escrow, Ltd.µ* 5.000%, 02/15/28	216,656
		14,012,583

Consumer Staples (0.9%)
210,000	Dean Foods Company*@ 6.500%, 03/15/23	6,618
245,000	Energizer Holdings, Inc.* 6.375%, 07/15/26	252,452
325,000	Fresh Market, Inc.* 9.750%, 05/01/23	207,443
	JBS USA LUX, SA / JBS USA Finance, Inc.*
805,000	5.875%, 07/15/24	823,543
480,000	6.750%, 02/15/28	515,071
112,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	119,289
	New Albertson’s, Inc.
177,000	7.750%, 06/15/26	180,978
69,000	8.000%, 05/01/31	70,636
	Pilgrim’s Pride Corp.*
400,000	5.875%, 09/30/27	407,952
140,000	5.750%, 03/15/25	141,612
	Post Holdings, Inc.*
325,000	5.750%, 03/01/27	334,040
105,000	5.500%, 12/15/29	106,094
70,000	5.625%, 01/15/28	71,316
285,000	Simmons Foods, Inc.* 7.750%, 01/15/24	299,813
	Vector Group, Ltd.*
390,000	6.125%, 02/01/25µ	378,787
142,000	10.500%, 11/01/26	133,278
		4,048,922

Schedule of Investments April 30, 2020 (Unaudited)

12 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Energy (1.4%)
210,000	Apergy Corp. 6.375%, 05/01/26	$172,457
210,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	5,417
	Buckeye Partners, LP
210,000	3.950%, 12/01/26	191,674
135,000	5.850%, 11/15/43	97,766
	Calfrac Holdings, LP*
145,000	8.500%, 06/15/26	9,174
76,450	10.875%, 03/15/26	40,350
605,000	California Resources Corp.* 8.000%, 12/15/22	21,541
350,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	8,096
280,000	Cheniere Energy Partners, LPµ 5.625%, 10/01/26	269,899
170,000	Chesapeake Energy Corp.* 11.500%, 01/01/25	4,938
135,000	Continental Resources, Inc. 3.800%, 06/01/24	112,683
415,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	197,577
	Denbury Resources, Inc.
329,000	7.750%, 02/15/24*	58,570
130,000	9.250%, 03/31/22*	23,825
81,000	5.500%, 05/01/22	1,949
140,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	14,979
200,000	eG Global Finance, PLC* 6.750%, 02/07/25	181,231
	Energy Transfer Operating, LP
635,000	5.500%, 06/01/27µ	641,318
625,000	4.781%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	352,919
	EnLink Midstream Partners, LP
345,000	4.850%, 07/15/26	214,587
340,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	87,261
	EP Energy, LLC / Everest Acquisition Finance, Inc.*@
245,000	9.375%, 05/01/24	4,551
171,000	7.750%, 05/15/26	21,156
	EQT Corp.µ
200,000	7.000%, 02/01/30	188,728
110,000	6.125%, 02/01/25	105,666
274,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	229,427
510,000	Gulfport Energy Corp. 6.375%, 05/15/25	242,212
70,000	Hess Midstream Operations, LPµ* 5.125%, 06/15/28	61,691

PRINCIPAL AMOUNT		VALUE
68,000	Holly Energy Partners, LP / Holly Energy Finance Corp.* 5.000%, 02/01/28	$61,795
135,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	55,179
460,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	65,097
350,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	283,194
560,000	McDermott Technology Americas, Inc. / McDermott Technology U.S., Inc.*@ 10.625%, 05/01/24	28,602
	Moss Creek Resources Holdings, Inc.*
145,000	10.500%, 05/15/27	54,273
130,000	7.500%, 01/15/26	44,017
140,000	Murphy Oil Corp. 5.875%, 12/01/27	95,554
125,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	24,517
412,000	NuStar Logistics, LPµ 4.750%, 02/01/22	381,145
170,000	Oasis Petroleum, Inc.* 6.250%, 05/01/26	22,363
	Occidental Petroleum Corp.
450,000	2.700%, 08/15/22µ	392,121
213,000	4.300%, 08/15/39	134,990
335,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	239,178
205,000	Parkland Fuel Corp.* 5.875%, 07/15/27	198,009
270,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	187,753
275,000	SESI, LLC 7.750%, 09/15/24	57,183
150,000	SM Energy Company 6.750%, 09/15/26	41,017
	Transocean, Inc.*
195,000	7.500%, 01/15/26	74,215
130,000	8.000%, 02/01/27	50,755
350,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	185,764
140,000	Viper Energy Partners, LP* 5.375%, 11/01/27	124,715
390,000	W&T Offshore, Inc.* 9.750%, 11/01/23	128,758
130,000	Weatherford International, Ltd.* 11.000%, 12/01/24	96,444
265,000	Whiting Petroleum Corp.@ 6.625%, 01/15/26	27,123
		6,615,403

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE

Financials (3.4%)
886,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	$796,474
136,000	AG Issuer, LLC* 6.250%, 03/01/28	119,827
580,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	579,327
	Ally Financial, Inc.
445,000	8.000%, 11/01/31	544,985
145,000	5.800%, 05/01/25µ	154,582
555,000	Amwins Group, Inc.* 7.750%, 07/01/26	573,909
710,000	Ardonagh Midco 3, PLC* 8.625%, 07/15/23	655,859
635,000	AssuredPartners, Inc.* 7.000%, 08/15/25	592,953
190,000	Bank of America Corp.µ‡ 4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	171,007
655,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLCµ* 5.750%, 05/15/26	529,161
	Credit Acceptance Corp.µ
350,000	6.625%, 03/15/26	315,466
238,000	5.125%, 12/31/24*	209,552
345,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	321,643
225,000	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	136,375
439,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	403,301
	HAT Holdings I, LLC / HAT Holdings II, LLCµ*
205,000	5.250%, 07/15/24	204,583
65,000	6.000%, 04/15/25	65,096
1,190,000	HUB International, Ltd.* 7.000%, 05/01/26	1,186,954
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.µ
335,000	5.250%, 05/15/27	318,806
36,000	4.750%, 09/15/24	34,201
525,000	ILFC E-Capital Trust II*‡ 3.570%, 12/21/65 3 mo. USD LIBOR + 1.80%	262,560
625,000	Iron Mountain, Inc.µ* 5.250%, 03/15/28	613,197
	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*
1,150,000	7.250%, 08/15/24	1,034,856
350,000	6.250%, 06/03/26µ	318,076

PRINCIPAL AMOUNT		VALUE
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
325,000	5.250%, 10/01/25	$236,845
63,000	4.250%, 02/01/27	45,129
270,000	Level 3 Financing, Inc. 5.375%, 05/01/25	274,442
640,000	LPL Holdings, Inc.* 5.750%, 09/15/25	634,979
585,000	MetLife, Inc.µ 6.400%, 12/15/66	649,444
	Navient Corp.
613,000	5.000%, 03/15/27	518,138
285,000	6.750%, 06/25/25	264,436
290,000	NexBank Capital, Inc.*‡ 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	284,752
345,000	Radian Group, Inc.µ 4.875%, 03/15/27	307,790
375,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	379,933
	Springleaf Finance Corp.
465,000	6.875%, 03/15/25	440,160
335,000	7.125%, 03/15/26	313,409
69,000	6.625%, 01/15/28µ	61,009
345,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	296,245
180,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	177,863
120,000	Tronox Finance, PLC* 5.750%, 10/01/25	109,814
	VICI Properties, LP / VICI Note Company, Inc.*
272,000	3.750%, 02/15/27µ	253,186
152,000	4.625%, 12/01/29	140,605
136,000	4.125%, 08/15/30µ	124,262
		15,655,191

Health Care (2.2%)
634,000	Acadia Healthcare Company, Inc.~ 6.500%, 03/01/24	607,578
770,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	849,406
276,000	Centene Corp.µ* 4.250%, 12/15/27	289,233
	CHS/Community Health Systems, Inc.
1,210,000	8.125%, 06/30/24*	811,075
305,000	8.000%, 03/15/26*	292,943
220,000	6.250%, 03/31/23	207,082
770,000	DaVita, Inc. 5.125%, 07/15/24	782,597

Schedule of Investments April 30, 2020 (Unaudited)

14 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	HCA, Inc.
1,335,000	5.375%, 02/01/25	$1,437,969
300,000	7.500%, 11/06/33	341,826
215,000	Hill-Rom Holdings, Inc.µ* 4.375%, 09/15/27	219,633
465,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	133,839
302,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	166,856
	Tenet Healthcare Corp.
625,000	6.250%, 02/01/27*	616,828
390,000	4.625%, 07/15/24	385,954
375,000	6.875%, 11/15/31	324,255
345,000	4.875%, 01/01/26*	342,497
440,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	419,010
	Teva Pharmaceutical Finance Netherlands III, BVµ
910,000	2.800%, 07/21/23	838,042
520,000	6.000%, 04/15/24	518,682
90,000	2.200%, 07/21/21	87,879
665,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	626,683
		10,299,867

Industrials (2.7%)
400,000	ACCO Brands Corp.* 5.250%, 12/15/24	397,748
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC
350,000	5.750%, 03/15/25	359,623
340,000	4.625%, 01/15/27*	342,271
207,000	4.875%, 02/15/30*	210,135
	Allison Transmission, Inc.µ*
425,000	4.750%, 10/01/27	398,452
70,000	5.875%, 06/01/29	68,063
	American Airlines Group, Inc.*
285,000	5.000%, 06/01/22	162,149
200,000	3.750%, 03/01/25	93,898
700,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	656,190
	Avolon Holdings Funding, Ltd.µ*
137,000	5.250%, 05/15/24	120,990
120,000	2.875%, 02/15/25	99,331
350,000	Beacon Roofing Supply, Inc.* 4.875%, 11/01/25	309,418
	Cascades, Inc. /Cascades USA, Inc.µ*
207,000	5.125%, 01/15/26	208,545
138,000	5.375%, 01/15/28	140,112
470,000	Covanta Holding Corp. 5.875%, 03/01/24	466,172

PRINCIPAL AMOUNT		VALUE
370,000	Delphi Technologies, PLC* 5.000%, 10/01/25	$346,424
66,000	Delta Air Lines, Inc.µ* 7.000%, 05/01/25	67,782
145,000	EnerSysµ* 4.375%, 12/15/27	140,680
570,000	Fly Leasing, Ltd. 5.250%, 10/15/24	467,349
	Golden Nugget, Inc.*
370,000	6.750%, 10/15/24	292,256
365,000	8.750%, 10/01/25	211,200
140,000	Granite US Holdings Corp.* 11.000%, 10/01/27	119,374
175,000	Graphic Packaging International, LLCµ* 4.750%, 07/15/27	181,198
350,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	357,735
505,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	481,679
350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	332,232
	Hertz Corp.*
280,000	6.000%, 01/15/28	51,170
175,000	7.625%, 06/01/22	66,881
	Howmet Aerospace, Inc.µ
326,000	5.125%, 10/01/24	315,560
114,000	6.875%, 05/01/25	116,828
350,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	315,738
133,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	141,154
540,000	Meritor, Inc. 6.250%, 02/15/24	531,565
170,000	Moog, Inc.µ* 4.250%, 12/15/27	160,366
340,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	292,827
	Navistar International Corp.*
245,000	6.625%, 11/01/25	210,208
132,000	9.500%, 05/01/25	138,536
272,000	Novelis Corp.* 4.750%, 01/30/30	241,581
495,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	381,883
140,000	Patrick Industries, Inc.* 7.500%, 10/15/27	131,776
210,000	Scientific Games International, Inc.* 5.000%, 10/15/25	183,616
	Station Casinos, LLC*
405,000	4.500%, 02/15/28	324,545
336,000	5.000%, 10/01/25	280,414
210,000	Tennant Company 5.625%, 05/01/25	210,341

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	$174,259
	TransDigm, Inc.
355,000	6.250%, 03/15/26*	349,608
205,000	7.500%, 03/15/27	187,124
	United Rentals North America, Inc.
140,000	6.500%, 12/15/26µ	146,992
125,000	5.875%, 09/15/26	128,750
175,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	174,802
350,000	XPO Logistics, Inc.µ* 6.750%, 08/15/24	361,245
		12,648,775

Information Technology (0.5%)
140,000	CDK Global, Inc.µ* 5.250%, 05/15/29	142,807
315,000	CommScope Technologies, LLC* 6.000%, 06/15/25	281,131
	Dell International, LLC / EMC Corp.µ*
310,000	6.020%, 06/15/26	336,569
215,000	6.100%, 07/15/27	236,125
125,000	5.850%, 07/15/25	136,579
138,000	Fair Isaac Corp.µ* 4.000%, 06/15/28	137,252
375,000	IQVIA, Inc.µ* 5.000%, 05/15/27	386,886
207,000	MTS Systems Corp.* 5.750%, 08/15/27	195,972
204,000	Open Text Corp.µ* 3.875%, 02/15/28	199,580
187,000	PTC, Inc.µ* 4.000%, 02/15/28	183,293
420,000	Vericast Corp.* 8.375%, 08/15/22	305,938
		2,542,132

Materials (0.9%)
300,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	299,641
147,000	Allegheny Technologies, Inc. 5.875%, 12/01/27	123,401
200,000	ArcelorMittal, SAµ 7.000%, 10/15/39	209,847
400,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	401,408
140,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	123,315
72,000	Compass Minerals International, Inc.* 6.750%, 12/01/27	71,368
275,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	250,148

PRINCIPAL AMOUNT		VALUE
	Freeport-McMoRan, Inc.
185,000	5.000%, 09/01/27µ	$179,753
130,000	5.450%, 03/15/43	119,863
120,000	5.400%, 11/14/34	111,944
255,000	INEOS Group Holdings, SA* 5.625%, 08/01/24	247,729
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	221,125
	Kaiser Aluminum Corp.*
210,000	4.625%, 03/01/28	196,238
128,000	6.500%, 05/01/25	130,554
70,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	71,892
325,000	New Gold, Inc.* 6.375%, 05/15/25	313,589
69,000	Norbord, Inc.µ* 5.750%, 07/15/27	63,236
580,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	445,834
65,000	Polyone Corp.* 5.750%, 05/15/25	65,858
305,000	Silgan Holdings, Inc.µ* 4.125%, 02/01/28	300,498
210,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	209,015
		4,156,256

Real Estate (0.3%)
365,000	CBL & Associates, LP 5.250%, 12/01/23	99,631
	Forestar Group, Inc.*
350,000	8.000%, 04/15/24	345,391
195,000	5.000%, 03/01/28	170,663
570,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	582,289
345,000	Service Properties Trustµ 4.350%, 10/01/24	290,174
		1,488,148

Utilities (0.4%)
204,000	Calpine Corp.µ* 4.500%, 02/15/28	198,359
70,000	NextEra Energy Operating Partners, LPµ* 4.250%, 07/15/24	70,830
	NRG Energy, Inc.
386,000	5.750%, 01/15/28µ	417,374
95,000	6.625%, 01/15/27	101,563
476,000	PPL Capital Funding, Inc.µ‡ 4.040%, 03/30/67 3 mo. USD LIBOR + 2.67%	361,229

Schedule of Investments April 30, 2020 (Unaudited)

16 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Talen Energy Supply, LLC*
135,000	10.500%, 01/15/26	$111,591
70,000	7.250%, 05/15/27µ	69,442
350,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	368,076
295,000	Vistra Energy Corp.* 8.125%, 01/30/26	309,630
		2,008,094
	Total Corporate Bonds (Cost $101,426,883)	87,345,050

Convertible Bonds (101.4%)
Communication Services (12.3%)
3,500,000	Bandwidth, Inc.µ* 0.250%, 03/01/26	3,787,210
7,000,000	GCI Liberty, Inc.µ* 1.750%, 09/30/46	9,683,870
6,650,000	IAC FinanceCo 3, Inc.* 2.000%, 01/15/30	6,950,314
137,000	Intelsat, SA 4.500%, 06/15/25	25,937
	Liberty Media Corp.
5,825,000	1.375%, 10/15/23µ	6,077,805
5,776,000	2.750%, 12/01/49*	5,393,975
3,400,000	2.250%, 09/30/46	1,651,941
5,000,000	Liberty Media Corp. / Liberty Formula Oneµ 1.000%, 01/30/23	5,269,425
3,250,000	Sea, Ltd.* 1.000%, 12/01/24	4,183,108
	Snap, Inc.*
5,000,000	0.750%, 08/01/26	5,181,950
1,454,000	0.250%, 05/01/25	1,530,829
6,600,000	Zynga, Inc.*~ 0.250%, 06/01/24	7,350,222
		57,086,586

Consumer Discretionary (22.7%)
12,651,000	Booking Holdings, Inc.* 0.750%, 05/01/25	14,307,522
5,500,000	Burlington Stores, Inc.µ* 2.250%, 04/15/25	5,869,023
875,000	Callaway Golf Company* 2.750%, 05/01/26	909,519
8,700,000	Carnival Corp.µ* 5.750%, 04/01/23	14,735,799
2,094,000	Chegg, Inc.µ 0.125%, 03/15/25	2,211,924
5,500,000	Dick’s Sporting Goods, Inc.µ* 3.250%, 04/15/25	5,872,983
	DISH Network Corp.
7,500,000	3.375%, 08/15/26	6,154,987
720,000	2.375%, 03/15/24~	607,471

PRINCIPAL AMOUNT		VALUE
7,750,000	Etsy, Inc.µ* 0.125%, 10/01/26	$7,868,962
1,265,000	Guess, Inc.* 2.000%, 04/15/24	792,314
	Liberty Interactive, LLC
355,000	3.750%, 02/15/30	235,070
350,000	4.000%, 11/15/29	236,101
5,000,000	NIO, Inc. 4.500%, 02/01/24	2,632,150
5,750,000	RH*~ 0.000%, 09/15/24	5,255,931
11,000,000	Tesla, Inc.~ 2.000%, 05/15/24	28,366,470
6,750,000	Wayfair, Inc.* 1.000%, 08/15/26	6,876,697
3,250,000	Winnebago Industries, Inc.* 1.500%, 04/01/25	3,124,144
		106,057,067

Energy (1.8%)
120,000	Denbury Resources, Inc.* 6.375%, 12/31/24	53,131
2,634,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	1,968,573
3,250,000	Integra LifeSciences Holdings Corp.* 0.500%, 08/15/25	3,062,215
6,750,000	Nabors Industries, Inc.~ 0.750%, 01/15/24	741,285
4,631,000	Oil States International, Inc. 1.500%, 02/15/23	1,811,902
9,600,000	SunEdison, Inc.@ 0.250%, 01/15/20	258,528
2,625,000	Transocean, Inc. 0.500%, 01/30/23	519,619
		8,415,253

Financials (2.2%)
6,000,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	6,298,830
2,900,000	MGIC Investment Corp.*~ 9.000%, 04/01/63	3,754,818
350,000	Prospect Capital Corp. 4.950%, 07/15/22	335,302
		10,388,950

Health Care (17.2%)
7,000,000	BioMarin Pharmaceutical, Inc.µ 1.500%, 10/15/20	7,606,480
2,500,000	CONMED Corp.µ 2.625%, 02/01/24	2,684,488
3,000,000	DexCom, Inc.µ 0.750%, 12/01/23	6,285,585
6,000,000	Exact Sciences Corp. 0.375%, 03/15/27	5,864,400

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
2,400,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	$1,787,184
4,500,000	Illumina, Inc.µ 0.500%, 06/15/21	6,035,962
1,500,000	Insmed, Inc. 1.750%, 01/15/25	1,420,155
12,250,000	Insulet Corp.µ*~ 0.375%, 09/01/26	13,752,830
4,500,000	Invitae Corp.* 2.000%, 09/01/24	4,068,022
2,924,000	Ionis Pharmaceuticals, Inc.* 0.125%, 12/15/24	2,813,327
3,360,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	3,264,492
2,202,000	Natera, Inc.µ* 2.250%, 05/01/27	2,601,927
2,395,000	Neurocrine Biosciences, Inc.µ 2.250%, 05/15/24	3,370,939
1,651,000	Nevro Corp.µ 2.750%, 04/01/25	2,222,419
3,500,000	NuVasive, Inc.* 0.375%, 03/15/25	3,237,203
5,741,000	Repligen Corp. 0.375%, 07/15/24	6,806,644
1,500,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	2,646,720
3,400,000	Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	3,773,609
		80,242,386

Industrials (5.1%)
3,500,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	3,137,977
3,300,000	Atlas Air Worldwide Holdings, Inc. 1.875%, 06/01/24	2,727,896
2,500,000	Chart Industries, Inc.* 1.000%, 11/15/24	2,266,538
1,750,000	FTI Consulting, Inc.µ~ 2.000%, 08/15/23	2,433,174
135,000	Patrick Industries, Inc. 1.000%, 02/01/23	111,509
11,670,000	Southwest Airlines Company 1.250%, 05/01/25	12,831,165
		23,508,259

Information Technology (39.3%)
3,000,000	8x8, Inc.µ 0.500%, 02/01/24	2,803,170
1,140,000	Advanced Micro Devices, Inc.µ~ 2.125%, 09/01/26	7,457,635
7,000,000	Akamai Technologies, Inc.µ* 0.375%, 09/01/27	7,358,015

PRINCIPAL AMOUNT		VALUE
	Alteryx, Inc.*
3,611,000	0.500%, 08/01/24	$3,451,123
3,250,000	1.000%, 08/01/26	3,095,073
8,500,000	Coupa Software, Inc.µ* 0.125%, 06/15/25	10,857,900
3,250,000	DocuSign, Inc.µ 0.500%, 09/15/23	5,088,346
2,500,000	Envestnet, Inc.µ 1.750%, 06/01/23	2,774,850
5,072,000	Everbridge, Inc.µ* 0.125%, 12/15/24	5,995,408
4,000,000	II-VI, Inc.µ 0.250%, 09/01/22	3,951,260
11,500,000	Inphi Corp.µ* 0.750%, 04/15/25	12,165,620
6,250,000	Lumentum Holdings, Inc.µ* 0.500%, 12/15/26	6,642,875
12,000,000	Microchip Technology, Inc.~ 1.625%, 02/15/27	15,128,220
6,000,000	MongoDB, Inc.* 0.250%, 01/15/26	6,282,240
6,500,000	Okta, Inc.µ* 0.125%, 09/01/25	6,879,892
7,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23	7,683,225
11,000,000	Proofpoint, Inc.*~ 0.250%, 08/15/24	11,525,305
1,750,000	Q2 Holdings, Inc.* 0.750%, 06/01/26	1,876,403
3,425,000	RingCentral, Inc.* 0.000%, 03/01/25	3,308,225
2,600,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	3,131,557
5,000,000	Slack Technologies, Inc.* 0.500%, 04/15/25	5,552,825
13,725,000	Splunk, Inc.~ 0.500%, 09/15/23	15,736,330
8,150,000	Square, Inc. 0.500%, 05/15/23	9,138,473
2,750,000	Twilio, Inc. 0.250%, 06/01/23	4,550,727
2,500,000	Viavi Solutions, Inc. 1.750%, 06/01/23	2,704,675
2,500,000	Wix.com, Ltd. 0.000%, 07/01/23	2,876,700
8,500,000	Workday, Inc. 0.250%, 10/01/22	10,379,435
3,750,000	Zendesk, Inc. 0.250%, 03/15/23	5,097,881
		183,493,388

Schedule of Investments April 30, 2020 (Unaudited)

18 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Real Estate (0.8%)
3,250,000	IH Merger Sub, LLCµ 3.500%, 01/15/22	$3,763,045
	Total Convertible Bonds (Cost $487,283,361)	472,954,934

Bank Loans (2.5%)¡
Communication Services (0.6%)
348,250	Clear Channel Outdoor Holdings, Inc.‡ 4.260%, 08/21/26 3 mo. LIBOR + 3.5%	304,283
223,875	CommScope, Inc.‡ 3.654%, 04/06/26 1 mo. LIBOR + 3.25%	212,322
149,251	CSC Holdings, LLC‡ 3.314%, 04/15/27 1 mo. LIBOR + 2.50%	143,428
362,207	Frontier Communications Corp.‡ 5.350%, 06/15/24 3 mo. LIBOR + 3.75%	354,090
274,313	iHeartCommunications, Inc.‡ 3.404%, 05/01/26 1 mo. LIBOR + 3.0%	247,567
645,600	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	646,507
298,329	Intelsat Jackson Holdings, SA‡ 4.987%, 01/02/24 1 mo. LIBOR + 4.50%	296,341
200,000	Parexel International Corp.‡ 3.154%, 09/27/24 1 mo. LIBOR + 2.75%	184,285
324,188	Terrier Media Buyer, Inc.‡ 5.700%, 12/17/26 3 mo. LIBOR + 4.25%	303,075
		2,691,898

Consumer Discretionary (0.5%)
263,652	Michaels Stores, Inc.‡ 3.534%, 01/30/23 3 mo. LIBOR + 2.50%	219,062
926,039	PetSmart, Inc.‡ 5.000%, 03/11/22 3 mo. LIBOR + 4.00%	901,346
507,444	Staples, Inc.‡ 6.016%, 04/16/26 1 mo. LIBOR + 5.00%	408,069
575,795	Weight Watchers International, Inc.‡ 5.500%, 11/29/24 1 mo. LIBOR + 4.75%	563,560
		2,092,037

Energy (0.1%)
200,000	Epic Crude Services, LP‡ 6.620%, 03/02/26 3 mo. LIBOR + 5.00%	123,600

PRINCIPAL AMOUNT		VALUE
359,545	McDermott Technology Americas, Inc.‡ 7.250%, 05/09/25 3 mo. PRIME + 4.00%	$124,343
84,830	McDermott Technology Americas, Inc.‡ 10.647%, 10/21/20 3 mo. LIBOR + 9.00%	81,097
37,940	McDermott Technology Americas, Inc.‡ 10.370%, 10/21/20 3 mo. LIBOR + 9.00%	36,271
308,388	Par Pacific Holdings, Inc.‡ 7.969%, 01/12/26 3 mo. LIBOR + 6.75%	237,459
		602,770

Financials (0.1%)
355,000	Connect Finco Sarl‡ 5.500%, 12/11/26 1 mo. LIBOR + 4.50%	329,559
182,321	GLP Financing, LLC‡ 2.516%, 04/28/21 1 mo. LIBOR + 1.50%	178,675
		508,234

Health Care (0.6%)
687,588	Amneal Pharmaceuticals, LLC‡ 3.938%, 05/04/25 1 mo. LIBOR + 3.50%	620,620
212,500	Bausch Health Companies, Inc.‡ 3.468%, 11/27/25 1 mo. LIBOR + 2.75%	204,997
483,756	Endo International, PLC‡ 5.000%, 04/29/24 1 mo. LIBOR + 4.25%	443,696
457,644	Gentiva Health Services, Inc.‡ 3.688%, 07/02/25 1 mo. LIBOR + 3.25%	433,618
302,407	Mallinckrodt International Finance, SA‡ 4.200%, 09/24/24 3 mo. LIBOR + 2.75%	214,709
434,915	Ortho Clinical Diagnostics, SA‡ 4.266%, 06/30/25 1 mo. LIBOR + 3.25%	389,249
636,539	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	472,764
		2,779,653

Industrials (0.4%)
496,250	Berry Global, Inc.‡ 2.829%, 07/01/26 1 mo. LIBOR + 2.00%	475,661
138,250	BW Gas & Convenience Holdings, LLC‡ 6.880%, 11/18/24 1 mo. LIBOR + 6.25%	125,980

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
285,000	Dun & Bradstreet Corp.‡ 4.487%, 02/06/26 1 mo. LIBOR + 4.00%	$268,043
208,950	Granite US Holdings Corp.‡ 6.322%, 09/30/26 3 mo. LIBOR + 5.25%	171,339
356,354	Navistar International Corp.‡ 4.220%, 11/06/24 1 mo. LIBOR + 3.50%	325,453
219,331	RegionalCare Hospital Partners Holdings, Inc.‡ 4.154%, 11/17/25 1 mo. LIBOR + 3.75%	204,221
448,855	Scientific Games International, Inc.‡ 3.522%, 08/14/24 6 mo. LIBOR + 2.75%	373,611
69,296	TransDigm, Inc.‡ 2.654%, 12/09/25 1 mo. LIBOR + 2.25%	60,959
		2,005,267

Information Technology (0.2%)
325,875	BMC Software Finance, Inc.‡ 4.654%, 10/02/25 1 mo. LIBOR + 4.25%	283,104
334,162	Camelot U.S. Acquisition 1 Company‡ 3.654%, 10/31/26 1 mo. LIBOR + 3.25%	321,631
341,139	VFH Parent, LLC‡ 3.864%, 03/01/26 1 mo. LIBOR + 3.00%	331,843
		936,578

Materials (0.0%)
200,000	Innophos, Inc.‡ 4.614%, 02/04/27 1 mo. LIBOR + 3.75%	191,000
	Total Bank Loans (Cost $13,159,604)	11,807,437

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (21.2%)
Consumer Staples (0.6%)
31,645	Energizer Holdings, Inc.µ 7.500%, 01/15/22	2,697,736

Energy (0.2%)
	NuStar Energy, LP‡
26,860	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	464,678
15,000	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	241,500

NUMBER OF SHARES		VALUE
12,000	NuStar Logistics, LP‡ 7.953%, 01/15/43 3 mo. USD LIBOR + 6.73%	$228,960
		935,138

Financials (5.8%)
104,000	AMG Capital Trust II~ 5.150%, 10/15/37	4,228,640
28,700	Assurant, Inc.µ 6.500%, 03/15/21	3,073,770
4,000	Bank of America Corp.‡‡ 7.250%	5,529,600
10,190	Wells Fargo & Company~‡‡ 7.500%	14,254,180
		27,086,190

Health Care (1.3%)
5,275	Danaher Corp.µ 4.750%, 04/15/22	6,272,608

Industrials (2.8%)
9,615	Fortive Corp.µ~ 5.000%, 07/01/21	7,978,335
65,335	Stanley Black & Decker, Inc. 5.250%, 11/15/22	5,194,786
		13,173,121

Information Technology (3.0%)
13,625	Broadcom, Inc.µ~ 8.000%, 09/30/22	13,862,620

Utilities (7.5%)
120,985	American Electric Power Company, Inc.µ 6.125%, 03/15/22	6,146,038
61,000	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)µ~**§ 4.566%, 09/15/29	3,266,581
74,040	Dominion Energy, Inc.µ 7.250%, 06/01/22	7,272,949
60,680	DTE Energy Companyµ 6.250%, 11/01/22	2,536,424
	NextEra Energy, Inc.µ
123,080	4.872%, 09/01/22	5,900,455
68,765	5.279%, 03/01/23	2,969,960
	Sempra Energy
34,400	6.750%, 07/15/21	3,485,064
31,500	6.000%, 01/15/21	3,222,765
		34,800,236
	Total Convertible Preferred Stocks (Cost $108,416,318)	98,827,649

Schedule of Investments April 30, 2020 (Unaudited)

20 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
Common Stocks (3.6%)
Communication Services (0.0%)
1,943	Cumulus Media, Inc. - Class A#	$8,607

Energy (0.4%)
525	Chevron Corp.	48,300
16,600	Energy Transfer, LP	139,440
19,925	Enterprise Products Partners, LP	349,883
3,850	GasLog, Ltd.	17,787
5,025	Magellan Midstream Partners, LP	206,678
1,960	Schlumberger, Ltd.	32,967
328,423	Southwestern Energy Company#	1,060,806
7,365	Targa Resources Corp.	95,451
4,325	Weatherford International, PLC#	19,463
2,400	Williams Companies, Inc.	46,488
		2,017,263

Health Care (3.2%)
78,079	Allergan, PLC	14,627,320
	Total Common Stocks (Cost $31,506,291)	16,653,190

Exchange-Traded Fund (0.2%)
Other (0.2%)
9,766	SPDR Bloomberg Barclays High Yield Bond ETF (Cost $1,091,978)	967,127

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased options (0.7%) #
Consumer Discretionary (0.3%)
300 6,080,100	Alibaba Group Holding, Ltd. Call, 06/19/20, Strike $220.00	128,250
33 8,164,200	Amazon.com, Inc. Call, 06/19/20, Strike $2,300.00	795,300
145 11,337,260	Tesla, Inc. Put, 06/19/20, Strike $675.00	576,737
		1,500,287

Financials (0.0%)
2,450 7,117,250	Wells Fargo & Company Call, 01/15/21, Strike $55.00	26,950

Information Technology (0.4%)
125 3,191,000	Lam Research Corp. Call, 01/15/21, Strike $300.00	304,375
1,165 5,579,185	Micron Technology, Inc. Call, 06/19/20, Strike $57.50	81,550
320 11,249,280	Servicenow, Inc. Call, 08/21/20, Strike $340.00	1,352,000
		1,737,925
	Total Purchased options (Cost $5,235,017)	3,265,162

NUMBER OF SHARES		VALUE

Short Term Investments (3.8%)
8,947,316	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	$8,955,368
8,947,639	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	8,947,639
	Total Short Term Investments (Cost $17,899,058)	17,903,007

TOTAL INVESTMENTS (152.1%) (Cost $766,018,510)		709,723,556

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-13.7%)		(64,000,000)

LIABILITIES, LESS OTHER ASSETS (-38.4%)		(179,174,962)

NET ASSETS (100.0%)		$466,548,594

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $239,645,260.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@In default status and considered non-income producing.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $40,432,611.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2020.

‡‡Perpetual maturity.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2020.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#Non-income producing security.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

***The rate disclosed is the 7 day net yield as of April 30, 2020.

See accompanying Notes to Financial Statements	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 21

Statement of Assets and Liabilities April 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $766,018,510)	$709,723,556
Cash with custodian (interest bearing)	79,865
Receivables:
Accrued interest and dividends	2,919,660
Investments sold	2,597,132
Prepaid expenses	256,327
Other assets	1,940
Total assets	715,578,480

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,560,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $430,652) (Note 7)	63,569,348
Payables:
Notes payable	169,600,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	205,358
Investments purchased	14,457,725
Affiliates:
Investment advisory fees	536,514
Deferred compensation to trustees	1,940
Trustees’ fees and officer compensation	4,973
Other accounts payable and accrued liabilities	654,028
Total liabilities	249,029,886
NET ASSETS	$466,548,594

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 24,485,508 shares issued and outstanding	$513,863,923
Undistributed net investment income (loss)	(13,332,311)
Accumulated net realized gain (loss) on investments and written options	22,311,936
Unrealized appreciation (depreciation) of investments	(56,294,954)
NET ASSETS	$466,548,594
Net asset value per common shares based upon 24,485,508 shares issued and outstanding	$19.05

Statement of Operations Six Months Ended April 30, 2020 (Unaudited)

22 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$12,327,741
Dividends	3,149,114
Total investment income	15,476,855

EXPENSES
Investment advisory fees	3,634,811
Interest expense on Notes Payable (Note 6)	2,011,232
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	1,333,526
Accounting fees	31,255
Printing and mailing fees	31,006
Fund administration fees	30,578
Legal fees	24,986
Trustees’ fees and officer compensation	22,640
Audit fees	18,899
Transfer agent fees	18,094
Custodian fees	8,699
Registration fees	3,107
Other	55,195
Total expenses	7,224,028
NET INVESTMENT INCOME (LOSS)	8,252,827

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	12,576,624
Purchased options	2,988,698
Written options	(516,702)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(18,989,830)
Purchased options	(1,355,842)
Written options	21,632
NET GAIN (LOSS)	(5,275,420)
NET INCREASE (DECREASE IN NET ASSETS RESULTING FROM OPERATIONS)	$2,977,407

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 23

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$8,252,827	$17,860,913
Net realized gain (loss)	15,048,620	14,406,199
Change in unrealized appreciation/(depreciation)	(20,324,040)	26,163,403
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	2,977,407	58,430,515

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(24,527,715)	(48,962,752)
Net decrease in net assets from distributions to common shareholders	(24,527,715)	(48,962,752)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	390,152	984,919
Net increase (decrease) in net assets from capital stock transactions	390,152	984,919
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,160,156)	10,452,682

NET ASSETS
Beginning of period	$487,708,750	$477,256,068
End of period	$466,548,594	$487,708,750

Statement of Cash Flows

24 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$2,977,407	$58,430,515
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(324,765,895)	(365,989,952)
Net purchases of short term investments	(1,856,646)	(831,908)
Proceeds paid on closing written options	(1,532,792)	(2,261,926)
Proceeds from disposition of investment securities, including purchased options	363,417,835	413,142,375
Premiums received from written options	916,472	2,026,117
Amortization and accretion of fixed-income securities	(6,265,653)	(13,686,462)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	66,565	166,952
Net realized gains/losses from investments, excluding purchased options	(12,580,103)	(17,009,221)
Net realized gains/losses from purchased options	(2,988,698)	2,716,496
Net realized gains/losses from written options	516,702	(112,967)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	18,989,830	(24,825,132)
Change in unrealized appreciation or depreciation on purchased options	1,355,842	(1,328,615)
Change in unrealized appreciation or depreciation on written options	(21,632)	(9,656)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	392,324	711,036
Prepaid expenses	(1,357)	40,021
Other assets	4,771	1,863
Increase/(decrease) in liabilities:
Payables to affiliates	(89,116)	(20,521)
Other accounts payable and accrued liabilities	163,977	23,762
Net cash provided by/(used in operating activities)	$38,699,833	$51,182,777

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(24,137,563)	(47,977,833)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(6,963)	13,695
Offering costs on Mandatory Redeemable Preferred Shares	(14,619)	(65,470)
Net increase/(decrease) in due to custodian bank	(3,460,823)	3,460,823
Repayment of note payable	(11,000,000)	(6,900,000)
Net cash provided by/(used in financing activities)	$(38,619,968)	$(51,468,785)
Net increase/(decrease) in cash	$79,865	$(286,008)
Cash and restricted cash at beginning of period	$—	$286,008
Cash at end of period	$79,865	$—
Supplemental disclosure
Cash paid for interest on Notes Payable	$1,876,254	$5,013,795
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$1,340,489	$2,714,801
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$390,152	$984,919

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	79,865	—
Total cash at period end	$79,865	$—

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   25

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertibles, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or “junk”) bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as “income-producing securities”). Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50%of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible securities); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody’s or below B- by Standard & Poor’s. As such, the Fund’s portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, FASB issued ASU No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The ASU shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted this ASU as of November 1, 2019, with no material impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

26   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   27

Notes to Financial Statements (Unaudited)

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2017 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $1,940 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2020. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2020.

28   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$310,006,789
Proceeds from sales	—	335,488,973

The cost basis of investments for federal income tax purposes at April 30, 2020 was as follows*:

Cost basis of investments	$766,018,510
Gross unrealized appreciation	34,480,333
Gross unrealized depreciation	(90,775,287)
Net unrealized appreciation (depreciation)	$(56,294,954)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2020 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2019 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2019
Distributions paid from:
Ordinary income	$14,923,890
Long-term capital gains	19,569,023
Return of capital	17,243,704

As of October 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(25,739,863)
Total accumulated earnings/(losses)	(25,739,863)
Other	(25,158)
Paid-in-capital	513,473,771
Net assets applicable to common shareholders	$487,708,750

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2020.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

30   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2020, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2020, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2020, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$3,265,162	$—
	$3,265,162	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “investments in securities, at value”.

For the period ended April 30, 2020, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	2,341
Written options	265

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $270.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2020, the average borrowings under the Agreement were $180.2 million. For the period ended April 30, 2020, the average interest rate was 1.78%. As of April 30, 2020, the amount of total outstanding borrowings was $169.6 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2020 was 0.63%.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund, and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2020 there were no securities on loan. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,560,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $64.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2020.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	850	$25	$21,250,000
Series B	9/06/24	4.00%	850	$25	$21,250,000
Series C	9/06/27	4.24%	860	$25	$21,500,000
				Total	$64,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” with the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

32   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 24,436,004 shares outstanding at April 30, 2020. Transactions in common shares were as follows:

	Six Months Ended 04/30/2020	Year Ended 10/31/2019
Beginning shares	24,467,081	24,417,577
Shares issued through reinvestment of distributions	18,427	49,504
Ending shares	24,485,508	24,467,081

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$87,345,050	$—	$87,345,050
Convertible Bonds	—	472,954,934	—	472,954,934
Bank Loans	—	11,807,437	—	11,807,437
Convertible Preferred Stocks	91,332,428	7,495,221	—	98,827,649
Common Stocks U.S.	16,653,190	—	—	16,653,190
Exchange-Traded Funds	967,127	—	—	967,127
Purchased options	3,265,162	—	—	3,265,162
Short Term Investments	17,903,007	—	—	17,903,007
Total	$130,120,914	$579,602,642	$—	$709,723,556

Notes to Financial Statements (Unaudited)

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   33

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31,					March 27, 2015• through October 31, 2015
		2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$19.93	$19.55	$21.03	$19.56	$21.63		$23.88 (a)
Income from investment operations:
Net investment income (loss)*	0.34	0.73	0.85	0.86	0.89		0.48
Net realized and unrealized gain (loss)	(0.22)	1.65	(0.33)	2.61	(0.96)		(1.84)
Total from investment operations	0.12	2.38	0.52	3.47	(0.07)		(1.36)
Less distributions to common shareholders from:
Net investment income	(0.58)	(0.50)	(2.00)	(0.91)	(0.99)		(0.84)
Net realized gains	(0.42)	(0.80)	—	—	(0.00	)(b)	—
Return of capital	—	(0.70)	—	(1.09)	(1.01)		—
Total distributions	(1.00)	(2.00)	(2.00)	(2.00)	(2.00)		(0.84)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	—		(0.05)
Premiums from shares sold in at the market offerings	—	—	—	—	—		—
Net asset value, end of period	$19.05	$19.93	$19.55	$21.03	$19.56		$21.63
Market value, end of period	$17.61	$20.65	$18.94	$20.49	$17.83		$19.28
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(c)
Net asset value	0.92%	13.05%	2.40%	19.19%	1.03%		(5.78)%
Market value	(9.96)%	20.85%	1.82%	27.40%	3.32%		(19.79)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(d)	2.99% (e)	3.22%	2.82%	2.17%	2.02%		1.91% (e)
Net investment income (loss)	3.42% (e)	3.70%	4.06%	4.26%	4.48%		3.65% (e)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$466,549	$487,709	$477,256	$512,737	$477,070		$527,472
Portfolio turnover rate	44%	50%	67%	78%	40%		23%
Average commission rate paid	$0.0293	$0.0182	$0.0249	$0.0212	$0.0233		$0.0198
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$64,000	$64,000	$64,000	$64,000	$—		$—
Notes Payable (000’s omitted)	$169,600	$180,600	$187,500	$169,000	$195,000		$220,000
Asset coverage per $1,000 of loan outstanding(f)	$4,128	$4,055	$3,887	$4,413	$3,447		$3,398
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(g)	$273	$286	$285	$291	$—		$—

•Commencement of operations.

*Net investment income calculated based on average shares method.

(a)Net of sales load of $1.125 on initial shares issued and beginning net asset value of $23.875.

(b)Amount is less than $0.005 per common share.

(c)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.61%, 1.61%, 1.57%, 1.51%, 1.52% and 1.56%, respectively.

(e)Annualized.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(g)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

34   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Dynamic Convertible and Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Dynamic Convertible and Income Fund (the “Fund”) as of April 30, 2020, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2019, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2019, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 19, 2020

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   35

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

36   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   37

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CCDSAN 5 2020

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 29, 2020

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 29, 2020

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 29, 2020